UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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CYBER DIGITAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CYBER DIGITAL, INC.

400 OSER AVENUE, SUITE 1650

HAUPPAUGE, NEW YORK 11788

(631) 231-1200

October 31, 2007

To Our Shareholders:

You are cordially invited to attend the 2007 Annual Meeting of the Shareholders of Cyber Digital, Inc. (the "Company"), which will be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, on Friday, November 30, 2007 at 10:00 a.m., New York time.

The Notice of Annual Meeting of the Shareholders and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter.

We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

Sincerely yours,

J.C. Chatpar

President and Chief Executive Officer

CYBER DIGITAL, INC.

400 OSER AVENUE, SUITE 1650

HAUPPAUGE, NEW YORK 11788

(631) 231-1200

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 30, 2007

The 2007 Annual Meeting of Shareholders (the "Annual Meeting") of Cyber Digital, Inc. (the "Company") will be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, at 10:00 a.m., New York time, on Friday, November 30, 2007 for the following purposes:

1. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's common stock, par value $0.0066667 per share (the "Common Stock"), to 450,000,000;

2. To approve an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder to 100,000,000;

3. To elect three directors, each to serve until the 2008 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

4. To ratify the appointment of Blanchfield, Kober & Co., P.C. ("Blanchfield, Kober") as the Company's independent registered public accounting firm for the Company's fiscal year ended March 31, 2007 and to ratify the appointment of Blanchfield, Kober as the Company's independent registered public accounting firm for the Company's fiscal year ending March 31, 2008; and

5. To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof. We are currently unaware of any additional business to be presented at the Annual Meeting.

The Board of Directors of the Company unanimously recommends that you vote FOR the proposed amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock; FOR the proposed amendment to the 1997 Plan to increase the number of shares of Common Stock reserved for issuance thereunder; FOR the election of all three nominees as directors; and FOR the ratification and approval of the appointment of Blanchfield, Kober as the independent registered public accounting firm for the Company's fiscal year ended March 31, 2007 and the ratification and appointment of Blanchfield, Kober as the independent registered public accounting firm for the Company's fiscal year ending March 31, 2008.

Shareholders of record at the close of business on October 26, 2007 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date and return the enclosed proxy in the reply envelope provided which requires no postage if mailed in the United States. Shareholders attending the Annual Meeting may vote in person even if they have returned a proxy. By promptly returning your proxy, you will greatly assist us in preparing for the Annual Meeting.

By Order of the Board of Directors

Jack P. Dorfman

Secretary

Hauppauge, New York

October 31, 2007

CYBER DIGITAL, INC.

400 OSER AVENUE, SUITE 1650

HAUPPAUGE, NEW YORK 11788

(631) 231-1200

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 30, 2007

General Information

This proxy statement and the enclosed form of proxy are being furnished to the shareholders of Cyber Digital, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies in the enclosed form by the Board of Directors of the Company (the "Board of Directors"), for use at the 2007 Annual Meeting of Shareholders ("Annual Meeting") of the Company to be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, at 10:00 a.m., New York time, on Friday, November 30, 2007, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Mailing of Proxy Statement and Form of Proxy

This proxy statement and accompanying form of proxy are being mailed on or about October 31, 2007 to shareholders of record as of October 26, 2007. As this proxy statement contains important information for you to consider when deciding how to vote on matters brought before the Annual Meeting, please read it carefully. The Annual Report on Form 10-KSB of the Company, containing financial statements of the Company as of and for the year ended March 31, 2007, and Amendment No. 1 to the Annual Report on Form 10-KSB of the Company, are included with this proxy statement, and the information contained therein is incorporated by reference herein. The principal executive offices of the Company are located at 400 Oser Avenue, Suite 1650, Hauppauge, New York 11788.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote (i) FOR the proposed amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock; (ii) FOR the proposed amendment to the 1997 Plan to increase the number of shares of Common Stock reserved for issuance thereunder; (iii) FOR the election of all three nominees as directors; and (iv) FOR the ratification and approval of the appointment of Blanchfield, Kober as the independent registered public accounting firm for the Company's fiscal year ended March 31, 2007 and the ratification and appointment of Blanchfield, Kober as the independent registered public accounting firm for the Company's fiscal year ending March 31, 2008.

Record Date; Outstanding Shares; Shares Entitled to Vote

Only shareholders of record at the close of business on October 26, 2007 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on the Record Date, there were 33,529,813 shares of the Company's common stock, par value $0.0066667 per share (the "Common Stock"), outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.

A list of the shareholders of the Company entitled to vote at the Annual Meeting will be available for examination by shareholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the principal executive offices of the Company, located at 400 Oser Avenue, Suite 1650, Hauppauge, New York 11788. A shareholder list will also be available for examination at the Annual Meeting.

As of the Record Date, J.C. Chatpar, along with all of the other directors of the Company, beneficially held an aggregate of 33,480,163 shares of Common Stock, representing 50.5% of the outstanding Common Stock as of such date. The Company expects each of Mr. Chatpar and the other directors to vote in favor of each proposal discussed in this proxy statement.

Quorum; Abstentions and Broker Non-Votes

The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. Broker non-votes result when brokers are precluded from exercising their discretion on certain types of proposals. Brokers may have discretionary authority to vote on the amendment to the Company's Certificate of Incorporation, the amendment to the 1997 Stock Plan, the election of directors, and the ratification of the appointment of Blanchfield, Kober. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld from the broker.

The election of each nominee for director requires a plurality of the votes cast at the Annual Meeting (whether in person or by proxy) by the holder of shares entitled to vote thereon. The affirmative vote of a majority of the votes cast at the Annual Meeting (whether in person or by proxy) by the holders of shares entitled to vote thereon is required for the approval of the remaining proposals. Because broker non-votes and abstentions will not be treated as shares that are voted with respect to a specific proposal, broker non-votes and abstentions will have no effect on the outcome.

Voting; Proxies; Revocation

You may vote by proxy or in person at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be certified by the inspector of elections appointed for the Annual Meeting.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in "street name", which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a proxy from the record holder of the shares authorizing you to vote at the Annual Meeting.

Voting by Proxy

If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the proposed amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock, (ii) FOR the proposed amendment to the 1997 Plan to increase the number of shares of Common Stock reserved for issuance thereunder, (iii) FOR the election of all three nominees as directors, (iv) FOR the ratification and approval of the appointment of Blanchfield, Kober as the independent registered public accounting firm for the Company's fiscal year ended March 31, 2007 and the ratification and appointment of Blanchfield, Kober as the independent registered public accounting firm for the Company's fiscal year ending March 31, 2008, and (v) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting.

Revocation of Proxies

You may revoke our proxy at any time before your proxy is voted at the Annual Meeting by (i) stating that the proxy is revoked or by signing and delivering a new proxy, relating to the same shares and bearing a later date; (ii) sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices, bearing a later date than the date of the proxy, or (iii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke the proxy. If your shares are held in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

Proxy Solicitation

Following the original mailing of proxy solicitation material, executive officers and other employees of the Company as well as professional proxy solicitors engaged by the Company may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of Common Stock to forward proxy solicitation material to the beneficial owners of such Common Stock. Although it has entered into no formal agreements to do so, the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

Inspector of Elections

The Company will appoint an inspector of elections to act at the Annual Meeting who will: (i) ascertain the number of shares of Common Stock outstanding; (ii) determine the shares of Common Stock represented at the Annual Meeting and the validity of the proxies and ballots; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determinations by such inspector; and (v) certify his or her determination of the number of shares of Common Stock represented at the Annual Meeting and his count of all votes and ballots.

PROPOSAL 1. APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has recommended an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 90,000,000 to 450,000,000 (the "Amendment"). The text of the Amendment, as it is proposed to be adopted, is attached as Exhibit A to this proxy statement. The Board of Directors believes such action to be in the best interest of the Company and its shareholders so as to make additional shares available for acquisitions, financing, present and future employee benefit programs and other corporate purposes. Other than shares that may be issued upon the exercise of options issued under the 1997 Plan, the Company has no current plans or proposals to use the newly authorized shares for acquisitions, financing, employee benefit plans or other corporate purposes.

As indicated above, the Company is currently authorized to issue 90,000,000 shares of Common Stock. As of October 26, 2007, there were 33,529,813 shares of Common Stock issued and outstanding. In addition, as of such date, there were 19,277,350 shares of Common Stock issuable upon the exercise of outstanding options, 13,477,500 shares of Common Stock issuable upon the exercise of outstanding warrants and 980,000 shares of Common Stock issuable upon conversion of shares of the Company's Series C Preferred Stock and Series E Preferred Stock.

The additional shares of Common Stock may be issued from time to time as the Board of Directors may determine without further action of the shareholders of the Company. Although the Board has no current plans to utilize such shares to entrench present management, it may, in the future, be able to utilize the additional shares, together with or apart from the Company's authorized Preferred Stock, as a defensive tactic against hostile takeover attempts. The authorization of such shares shall have no current anti-takeover effect. No hostile takeover attempts are, to management's knowledge, threatened.

The relative rights and limitations of the Common Stock would remain unchanged under the amendment. Shareholders of the Company do not currently possess, nor upon the adoption of the proposed amendment will they acquire, preemptive rights, which would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of the Company.

Vote Required

The proposal to approve the Amendment to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 2. AMENDMENT TO THE COMPANY'S 1997 STOCK INCENTIVE PLAN

The Board of Directors has approved an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") which, if adopted, would increase the number of shares of Common Stock authorized for issuance thereunder to 100,000,000 shares.

The 1997 Plan was approved by the Board of Directors on November 7, 1997 and adopted by the Company's shareholders on November 7, 1997. Currently the 1997 Plan provides for the issuance of up to 4,276,500 authorized and unissued shares of Common Stock, treasury shares and/or shares acquired by the Company for purposes of the 1997 Plan. Such amounts may be increased by amendment to 1997 Plan with shareholder approval.

The Board of Directors has unanimously approved an amendment to the 1997 Plan that would increase the number of shares of Common Stock authorized for issuance thereunder from 4,276,500 to 100,000,000. As of the Record Date, the Company had issued under the 1997 Plan options to purchase an aggregate of approximately 4,276,000 shares. The Board of Directors believes that the Company will continue to expand its executive and employee base, and that the number of options remaining available under the 1997 Plan will likely be insufficient for the Company's needs over the next several years. The Board of Directors or the Company's Stock Option Plan Committee, if created in the future (the "Committee"), will retain the discretion to increase the number of shares of Common Stock issuable under the 1997 Plan in the amounts and at the times as the Board of Directors or the Committee shall determine. The Board of Directors believes that this amendment to the 1997 Plan is in the best interests of the Company and its shareholders because the availability of an adequate stock option program is an important factor in attracting and retaining qualified directors, officers and employees essential to the success of the Company and in aligning their long term interests with those of the shareholders. The increase in the number of shares of Common Stock reserved for issuance under the 1997 Plan will permit the Company to continue the operation of the 1997 Plan for the benefit of new participants, as well as to allow additional award to current participants.

The major features of the 1997 Plan are summarized below, which summary is qualified in its entirety by the actual text of the 1997 Plan. The Company will furnish without charge a copy of the 1997 Plan to any shareholder of the Company upon receipt from any such person of an oral or written request for the 1997 Plan. Such request should be sent to the Company at Cyber Digital, 400 Oser Avenue, Suite 1650, Hauppauge, New York, 11788, or made by telephone at (631) 231-1200.

General

The purpose of the 1997 Plan is to provide certain directors, officers and other key employees and consultants of the Company, as the Board of Directors or the Committee shall, in its discretion select, with additional incentives by providing them with the opportunity to increase their ownership interests in the Company. The 1997 Plan, is designed to attract and retain qualified persons as directors, officers and key employees of the Company so as to maintain and enhance the Company's long-term performance.

The maximum number of shares of Common Stock subject to awards granted under the 1997 Plan is currently 4,276,500 shares, which may be authorized but unissued shares, treasury shares or shares acquired by the Company for purposes of the 1997 Plan. In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or the like, the Board of Directors or the Committee will proportionately adjust the number of shares covered by each outstanding award, the number of shares available under the 1997 Plan and the exercise prices of outstanding awards. Awards under the 1997 Plan may be made in the form of (i) incentive stock options ("ISOs"), (ii) nonqualified stock options (ISOs and nonqualified stock options are collectively referred to as "options"), (iii) stock appreciation rights ("SARs"), (iv) dividend equivalent rights, (v) restricted stock, (vi) restricted stock units and (vii) other stock-based awards. Awards may be made to such directors, officers and other employees of the Company, and to such consultants to the Company, as the Company shall in its discretion select (collectively "key persons"). The Board of Directors or the Committee may, without shareholder approval, suspend, discontinue, revise or amend the 1997 Plan at any time or from time to time; provided, however, that shareholder approval shall be obtained for any amendment for which such approval is required by Section 422 of the Code or under other applicable law. The Board of Directors or the Committee may amend any outstanding award, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions on the award. Any amendments that materially impair any rights or materially increase any obligations of a grantee under an outstanding award shall be made only with the consent of the grantee.

Grants Under the Plan

Stock Options. Each stock option granted under the 1997 Plan will be exercisable during the period fixed by the Board of Directors or the Committee; however, no ISO may be exercised more than ten years after the date of grant. Unless the Board of Directors or the Committee expressly provides otherwise, an option will become exercisable as to 25% of the shares subject thereto on each of the first through fourth anniversaries of the date of grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Board of Directors or the Committee, provided that the option exercise price of an ISO shall be no less than 100% of the fair market value of a share of Common Stock on the date of grant. The option exercise price is payable in cash, or, with the consent of the Board of Directors or the Committee, by surrender of shares of Common Stock acquired at least six months prior to the option exercise date and having a fair market value on the date of the exercise equal to part or all of the option exercise price, or by such other payment method as the Board of Directors or the Committee may prescribe. The Board of Directors or the Committee may provide that, in the event an optionee pays the option exercise price by surrender of shares held at least six months, an additional option will be granted for a number of shares equal to the number surrendered, with an option exercise price equal to fair market value at the date of surrender and an expiration date no later than the expiration date of the original option.

Stock Appreciation Rights. SARs may be granted in connection with all or any part of, or independently of, any option granted under the 1997 Plan. The grantee of an SAR has the right to surrender the SAR and to receive from the Company an amount equal to the aggregate appreciation (since the date of the grant, or over the option exercise price if the SAR is granted in connection with an option) in the shares of Common Stock in respect of which such SAR is being exercised. Payment due upon exercise of an SAR may be in cash, in Common Stock, or partly in each, as determined by the Committee in its discretion.

Restricted Stock. The Board of Directors or the Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Board of Directors or the Committee shall determine in its discretion. Certificates for the shares of Common Stock covered by a restricted stock award will remain in the possession of the Company until such shares are free of restrictions. Subject to the applicable restrictions, the grantee has the rights of a Shareholder with respect to the restricted stock.

Dividend Equivalent Rights. In connection with any award, the Board of Directors or the Committee may, in its discretion, grant a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. The Board of Directors or the Committee shall determine whether such payments are made in cash and/or in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time at which they will be made, and such other terms and conditions as it deems appropriate.

Restricted Stock Units. The Board of Directors or the Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Board of Directors or the Committee shall determine in its discretion. At the time of grant, the Board of Directors or the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The Board of Directors or the Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units. At the time of grant, the Board of Directors or the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Board of Directors or the Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Common Stock.

Other Stock-Based Awards. The Board of Directors or the Committee may authorize other types of stock-based awards (including the grant of unrestricted shares), which the Board of Directors or the Committee may grant to such key persons, and in such amounts and subject to such terms and conditions, as the Board of Directors or the Committee shall in its discretion determine.

Termination of Employment or Service

Options and SARs. Unless the Board of Directors otherwise specifies: (i) all options and SARs not yet exercised shall terminate upon termination of the grantee's employment or service by reason of discharge for cause; (ii) if a grantee's employment or service terminates for reasons other than cause, disability or death, the grantee's options and/or SARs generally will remain exercisable for three months after termination to the extent that they were exercisable at termination, but not after the scheduled expiration date of the award; and (iii) if a grantee dies or becomes disabled while in the Company's employ or service or during the aforementioned post-employment exercise period, the grantee's options and/or SARs, to the extent exercisable immediately prior to death or disability, generally will remain exercisable for one year after the date of death or disability, but not after the scheduled expiration date of the award.

Restricted Stock. If a grantee's employment or service terminates for any reason, during the 90 days following termination the Company will have the right to require forfeiture of restricted shares in exchange for any amount paid by the grantee for such shares.

Restricted Stock Units. In the event of the termination of a grantee's employment or service for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled.

Right of Recapture. If at any time within one year after the date on which a participant exercises an option or SAR, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "Realization Event"), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Board of Directors or the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the participant from the Realization Event shall be paid by the participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the fair market value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

Other Features of the 1997 Plan

Unless sooner terminated by the Board of Directors, the provisions of the 1997 Plan respecting the grant of ISOs shall terminate on the day before the tenth anniversary of the adoption of the 1997 Plan by the Board of Directors and no ISO awards shall thereafter be made under the 1997 Plan. All awards made under the 1997 Plan prior to its termination shall remain in effect until they are satisfied or terminated. In the event of a change of control (as defined in the 1997 Plan), (i) any option or SAR then outstanding whose date of grant was at least one year prior to the date of the change of control shall become fully vested and immediately exercisable upon the subsequent termination of employment of the grantee by the Company or its successors without cause and (ii) the Committee may amend any award in such manner as it deems appropriate, including without limitation by amendments that advance the dates upon which outstanding awards shall terminate.

Federal Income Tax Consequences

The description of Federal tax consequences set forth below is necessarily general in nature and does not purport to be complete.

There are generally no Federal tax consequences either to the optionee or to the Company upon the grant of an option. On exercise of an ISO, the optionee will not recognize any income, and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. However, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and the Company will be entitled to a deduction for tax purposes in the same amount, equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of any gain to the optionee will be treated as capital gain. Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income, and will generally be deductible for tax purposes by the Company. The disposition of shares of Common Stock acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

The grant of an SAR, a dividend equivalent right, restricted stock or performance share award generally will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, and upon the vesting of restricted stock, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received, and the Company will be entitled to a tax deduction in the same amount. An award of restricted shares of Common Stock will not result in income for the grantee or in a tax deduction for the Company until such time as the shares are no longer subject to forfeiture unless the grantee elects otherwise. At that time, the grantee generally will recognize ordinary income equal to the fair market value of the shares less any amount paid for them, and the Company will be entitled to a tax deduction in the same amount. Dividends paid on forfeitable restricted shares are treated as compensation for Federal tax purposes. A grant of unrestricted shares of Common Stock will result in income for the grantee, and a tax deduction for the Company, generally equal to the fair market value of such shares less any amount paid for them.

Limitations on the Company's Compensation Deduction. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for a year exceeds $1 million, unless such compensation meets certain criteria. Although the Company believes that compensation realized from stock options and SARs granted under the 1997 Plan generally will satisfy the requirements to be considered performance-based for purposes of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements. In addition, because other awards under the 1997 Plan will generally not meet the requirements of Section 162(m) of the Code, the deduction attributable to any compensation realized under any such awards to the affected executive officers may be limited under Section 162(m) of the Code.

Tax Withholding. The Board of Directors or the Committee may require payments from participants in the 1997 Plan, or withhold from payments due to be made thereunder, in order to satisfy applicable withholding tax requirements.

Vote Required

The proposal to approve the adoption of the amendment to the 1997 Plan requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1997 PLAN.

PROPOSAL 3. ELECTION OF DIRECTORS

Nominees for Election

The Board of Directors proposes the election of a board of directors of three directors for the upcoming year and until their respective successors are duly elected and qualified. All of the nominees set forth below are currently members of the Board of Directors. Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that any of the nominees will not be available as a candidate, should such a situation arise, proxies may be voted for the election of such other person as a director as the holders of the proxies may, in their discretion, determine.

The following sets forth certain information with respect to each of the three nominees to the Board of Directors:
Name	Age	Year First Elected Director	Office
Nominees to the Board
Jawahar C. Chatpar	60	1983	Chairman of the Board, President and Chief Executive Officer
Jack P. Dorfman	70	1993	Director and Secretary
Terry L. Jones	60	1997	Director

Jawahar C. Chatpar is the founder of our company and has served as Chief Executive Officer since our inception. Mr. Chatpar has served as Chairman of the Board since March 1991. He served as President of our company from inception until November 1986, and has again served as President of our company from March 1991 until present. Mr. Chatpar also served as Secretary from November 1986 until March 1991. Mr. Chatpar has also served as a director since inception. Mr. Chatpar founded our company in 1983 as a successor to a Canadian corporation of the same name, which he founded in 1982. Mr. Chatpar is primarily responsible for developing our proprietary technology and managing our company, including its business development and marketing functions. Mr. Chatpar holds a B.Tech (honors) degree in Electrical Engineering from the Indian Institute of Technology, Bombay, India and an M.S. degree in Electrical Engineering from the University of Waterloo, Canada.

Jack P. Dorfman joined our company as a Director in November 1993, and has served as Secretary from October 1995 until March 2000. Mr. Dorfman has otherwise been retired since June 1996.

Terry L. Jones has served as a Director of our company since November 1997. He has been the President of Syndicated Communications, Inc., or Syncom, a communications venture capital investment company, since 1990. Mr. Jones serves in various capacities, including director, president, general partner and vice president, for various other entities affiliated with Syncom. He also serves on the Board of Directors of Radio One, Inc. Mr. Jones earned his B.S. degree from Trinity College, his M.S. from George Washington University and his M.B.A. from Harvard Business School.

There are no family relationships between or among the directors and officers of our company.

Each director is elected to hold office until the next succeeding annual meeting of shareholders and until his successor is elected and qualified or until his death, resignation or removal.

Information Concerning the Board of Directors and its Committees

Meetings. During fiscal 2007 and through the date hereof, the Board of Directors has met three times, and all directors attended each of these meetings. The Audit Committee has met once in fiscal 2007 and both members of the committee were present.

Committees of the Board of Directors

Compensation Committee. We have a standing compensation committee composed of all members of the board of directors. The compensation committee reviews and acts on matters relating to compensation levels and benefit plans for our executive officers and key employees, including salary and stock options. The compensation committee is also responsible for granting stock awards, stock options and stock appreciation rights and other awards to be made under our existing incentive compensation plans.

Audit Committee. We also have a standing, de facto audit committee composed of our two independent directors, Jack Dorfman and Terry Jones. The audit committee assists in selecting our independent auditors and in designating services to be performed by, and maintaining effective communication with, those auditors. We do not have an audit committee financial expert. We do not currently have sufficient resources to maintain an audit committee financial expert. In addition, we believe that our de facto audit committee is sufficient as currently structured.

Nominating and Corporate Governance Committee. The Board of Directors does not have a standing nominating and corporate governance committee. We do not currently have sufficient resources to maintain a nominating and corporate governance committee. Currently, the full Board of Directors designates nominees for election to the Board of Directors at each annual meeting of the shareholders.

The Board of Directors has not adopted a formal policy concerning shareholder recommendations regarding the election of directors. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received with respect to the 2007 Annual Meeting of Shareholders. Although the Board of Directors has historically designated nominees for election, the Board of Directors will consider nominations submitted by the shareholders. To date, the Board of Directors has not received any recommendations from shareholders requesting that it consider a candidate for inclusion among the slate of nominees in this proxy statement.

In evaluating director nominees, the Board of Directors consider a number of factors, including the appropriate size of the Board of Directors; the knowledge, skills and experience of nominees, including experience in business, finance, administration or technology in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors; experience with accounting rules and practices; and the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members. The goal of the Board of Directors is to assemble a Board of Directors that brings a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board of Directors also consider candidates with appropriate non-business backgrounds. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as it may deem are in the best interests of the Company and its shareholders.

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the desired criteria. Research may also be performed to identify qualified individuals. To date, the Board of Directors has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although it reserves the right in the future to retain a third party search firm, if necessary.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for services in all capacities for the fiscal years ended March 31, 2007, 2006 and 2005 of those persons who were, at March 31, 2007 the chief executive officer (the "named officer"). During such periods, no executive officer of our company received compensation in excess of $100,000.
Annual Compensation					Long Term Compensation			All Other Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compens-ation ($)(1)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)
J.C. Chatpar, Chairman of the Board, President and Chief Executive Officer	2007 2006 2005	$92,500 $92,500 $92,500	None None None	None None None	None None None	1,927,500 (4) 1,500,000 (3) 1,500,000 (2)	None None None	None None None

____________

(1) We have concluded that the aggregate amount of perquisites and other personal benefits paid to each of the named officers named in the table did not exceed the lesser of 10% of such officer's total annual salary and bonus for the 2007, 2006 and 2005 fiscal years or $50,000, thus, such amounts are not included in the table.

(2) In fiscal year 2005, Mr. Chatpar was granted options to purchase 1,500,000 shares of Common Stock at an exercise price of $0.07 per share.

(3) In fiscal year 2006, Mr. Chatpar was granted options to purchase 1,500,000 shares of Common Stock at an exercise price of $0.10 per share.

(4) In fiscal year 2007, Mr. Chatpar was granted options to purchase 1,927,500 shares of Common Stock at an exercise price of $0.20 per share.

Aggregated Fiscal Year End Option Values

The following table sets forth information concerning the number of unexercised options and the fiscal year 2007 year-end value of unexercised options on an aggregated basis held by the named officers. We have not granted any stock appreciation rights to date in fiscal year 2007.
	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
J.C. Chatpar	11,828,500	4,500,000	$2,834,315	0

____________

(1) Options are "in-the-money" if, on March 31, 2007 the market price of the Common Stock ($0.29) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of our common stock underlying the options on March 31, 2007 and the aggregate exercise price of such options.

Compensation of Directors

We pay our directors $250 per board meeting. In addition, we currently reimburse each director for expenses incurred in connection with his attendance at each meeting of the board of directors. In fiscal year 2007, the Company issued to Jack Dorfman and Terry Jones non-qualified stock options to purchase 75,000 and 15,000 shares of Common Stock, respectively, at an exercise price of $0.20 per share.

Employment Agreements and Insurance

The Company has entered into an Amended and Restated Employment Agreement with Mr. J.C. Chatpar dated as of August 4, 1997 (the "Employment Agreement") for a three-year term. This three-year term shall be automatically extended for successive three-year terms unless either party gives the other party 120 days prior written notice of termination before the end of any such three-year period. The Board, however, has the authority to terminate such extension upon cause. "Cause" is defined as conviction of a felony or willful misconduct. Mr. Chatpar is entitled to receive a salary of $150,000 per annum, with an annual increase of 10%. In recognition of the complex scientific and technical leadership which Mr. Chatpar brings to the Company. The Company has also agreed that its Board of Directors may raise his salary during the term of his employment as soon as the financial resources of the Company and other business conditions permit. In such event, Mr. Chatpar's salary shall be at a level comparable to that of chief executive officers of other comparable technology-driven publicly held companies.

In addition to his base salary, Mr. Chatpar shall be entitled to receive a bonus based upon the following formula: (a) 1% of gross revenues for each fiscal year in excess of $3 million provided however, that the Company shall be profitable, plus (b) 5% of net income after deduction of the bonus provided for in (a) above, and plus (c) 10% of the increase in net income over that of the prior fiscal year after deduction of the bonus provided for in (a) above.

In the event of a termination of Mr. Chatpar's employment due to disability, he shall receive royalty payments of 5% of the gross revenues earned by the Company ("Royalties") for a period of 15 years following termination. In the event of Mr. Chatpar's death, his wife, if any, or his estate, shall receive a payment equal to six months of his base salary and Royalties for 15 years. In the event of a termination of Mr. Chatpar's employment for any reason other than pursuant to disability, death or for cause, or if there is a change of control (as defined in the Employment Agreement) of the Company which results in an actual or constructive termination of employment (as defined therein), he shall receive a payment equal to three years of his base salary plus three times his prior year's bonus, Royalties for 15 years, and all of his outstanding options will be deemed immediately vested and exercisable for a period of one year from the effective termination date.

The Company does not have employment contracts with any other officer or director. The Company offers basic health, major medical and life insurance to its employees. No retirement, pension or similar program has been adopted by the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all such persons, on a timely basis, filed reports required by Section 16(a) of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 26, 2007, the number of shares of Common Stock (and the percentage of Common Stock) beneficially owned by (i) each person known (based solely on Schedules 13D or 13G filed) to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee to the Board of Directors, (iii) the Named Executive (as hereinafter defined) and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage Owned (1)(2)
J.C. Chatpar (3) c/o Cyber Digital, Inc. 400 Oser Avenue Hauppauge, NY 11788	31,558,318	47.6%
Jack P. Dorfman (4)	420,000	*
Terry L. Jones (5)	1,501,845	2.3%
Prem Chatpar (6)	7,399,611	11.2%
Laurus Master Fund, Ltd. (7)	3,200,000	9.5%
All directors and executive officers as a group (three (3) persons)	33,480,163	50.5%

* - denotes less than 1%

(1) For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons have or have the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person.

(2) Assumes the exercise of all of the outstanding options and warrants to purchase in the aggregate 19,277,350 and 13,477,500, respectively, shares of Common Stock.

(3) Includes 13,328,500 shares as to which Mr. J.C. Chatpar holds non-qualified stock options, which are exercisable at any time. Includes warrants to purchase 10,672,500 shares. Excludes 4,500,000 shares, as to which Mr. J.C. Chatpar holds non-qualified stock options, which are not exercisable, until certain conditions are attained. Does not include 714,000 shares owned by his wife, Sylvie Chatpar, to which shares Mr. J.C. Chatpar disclaims beneficial ownership.

(4) Includes 330,000 shares as to which Mr. Dorfman holds a non-qualified stock option, which are exercisable at any time. Does not include 540,000 shares owned by his wife, Sandra Dorfman, to which shares Mr. Dorfman disclaims beneficial ownership.

(5) Mr. Terry Jones is a general partner of a limited partnership that is the general partner of Syndicated Communications Venture Partners III, L.P., a fund which, on April 14, 1998, converted all of its outstanding Series B-1 preferred stock into 1,291,845 shares of the Common Stock at a conversion price of $1.93 per share. Includes 210,000 shares as to which Mr. Jones holds non-qualified stock options which are exercisable at any time.

(6) Includes warrants to purchase 2,745,000 shares. Mr. Prem Chatpar is an individual shareholder and is the brother of Mr. J.C. Chatpar.

(7) Laurus holds a secured convertible term note that is convertible into 3,200,000 shares of Common Stock. The note contains a provision know as an "exercise cap" which prohibits the holder of the note (and its affiliates) from converting the note to the extent that, giving effect to such conversion or exercise, such holder would beneficially own in excess of 9.99% of the outstanding Common Stock. The holder can waive this 9.99% limit, but such waiver will not become effective until the 61st day after such notice is delivered to our company.

Certain Relationships and Related Transactions

On December 30, 1996, the Company consummated a private placement of its Series B-1 Convertible Preferred Stock, par value $.05 per share, to Syncom III. The Company issued 2,000 shares of its Series B-1 Stock to Syncom III in return for $2,000,000. On April 14, 1998, Syncom III converted all of its outstanding Series B-1 Preferred Stock into 1,291,845 shares of Common Stock at a conversion price of $1.93 per share.

Terry Jones, a nominee, is the general partner of WJM Partners III, L.P. ("WJM"), the general partner of Syncom III. Pursuant to the terms of the Stock Purchase Agreement so long as Syncom III holds Common Stock, the Board of Directors shall consist of not less than five members and the Company shall use its best efforts to cause Terry Jones (or another partner of WJM) to be elected as a director. Syncom III has waived the Company's compliance with this covenant under the Stock Purchase Agreement.

Vote Required

The election of each nominee for director requires a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. Proxies solicited by the Board of Directors will be voted for each of the nominees listed above, unless shareholders specify otherwise.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. JAWAHAR C. CHATPAR, JACK P. DORFMAN AND TERRY L. JONES.

PROPOSAL 4. RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected and appointed Blanchfield, Kober & Co., P.C. ("Blanchfield, Kober") as the Company's independent registered public accounting firm for the fiscal years ended March 31, 2007 and ending March 31, 2008. The shareholders will be asked to ratify the appointment of Blanchfield, Kober as the independent registered public accounting firm of the Company for the fiscal year ended March 31, 2007 and to ratify the appointment of Blanchfield, Kober as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2008. Representatives of Blanchfield, Kober are expected to be present at the Annual Meeting, with an opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Blanchfield, Kober has audited the Company's financial statements for the fiscal years ended March 31, 2003 through to March 31, 2007.

Auditor's Fees and Services

Audit Fees

The aggregate fees billed for fiscal years ended March 31, 2006 and 2007 for professional services rendered by Blanchfield, Kober, the Company's independent registered public accountants, for the audit of the year end financial statements and review of quarterly financial statements was $16,800 and $17,000, respectively.

Audit-Related Fees

The Company did not engage Blanchfield, Kober in either of the last two fiscal years for assurance and related services.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Blanchfield, Kober for tax compliance, tax advise and tax planning was $1,000 and $1,000, respectively.

All Other Fees

The Company did not engage Blanchfield, Kober for any other services than reported above.

Pre-Approval Policies and Procedures

The Board of Directors has the sole authority to appoint or replace the Company's independent registered public auditors. The Board of Directors approves the compensation of such auditors and, in conjunction with the Audit Committee, oversees the work of the such auditors for the purposes of auditing fiscal year-end financial statements and reviewing quarterly financial statements. The Audit Committee ensures that the Company's auditors prepare statements in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee pre-approves all auditing services and tax related services to be performed by the Company's auditors and reports thereon to the Board. The Board and the Audit Committee have complied with all of the above-mentioned procedures.

Vote Required

The proposal to ratify the appointment by the Audit Committee of Blanchfield, Kober as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF BLANCHFIELD, KOBER & CO., P.C. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDED MARCH 31, 2007 AND ENDING MARCH 31, 2008.

SHAREHOLDER PROPOSALS

The deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting of shareholders is June 30, 2008. To be properly submitted, the proposal must be received at the Company's principal executive offices, 400 Oser Avenue, Suite 1650, Hauppauge, New York 11788, no later than the deadline. In order to avoid controversy, shareholders should submit any proposals by means, including electronic means, that permit them to prove the date of delivery.

The deadlines described above are calculated by reference to the date the proxy materials for this year's Annual Meeting were first mailed to shareholders. If the Board of Directors changes the date of next year's annual meeting by more than 30 days, it will, in a timely manner, inform the shareholders of such a change and the effect of such a change on the deadlines given above by including a notice under Item 5 in the Company's earliest possible quarterly report on Form 10-QSB, or if that is impracticable, then by any means reasonably calculated to inform the shareholders.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors is not aware of any other matter that is to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.

OTHER INFORMATION

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT 1-631-231-1200.

Hauppauge, New York

October 31, 2007

EXHIBIT A

PROPOSED ARTICLE FOURTH OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED

FOURTH: The total number of shares of capital stock which the Corporation shall be authorized to issue is 460 million of which 10 million shares shall be shares of Preferred Stock, having par value $0.05 per share, and 450 million shares shall be shares of Common Stock having a par value of $0.0066667 per share. Preferred Stock may be issued in one or more series with such rights and designations, including without limitation, voting powers, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, conversion rights, liquidations privileges, dividend rights, redemption price or prices and terms of redemption, including sinking funds provisions as may be determined by action of the Board of Directors without any further vote or action by the shareholders. Authority is hereby expressly granted to the Board of Directors to establish and designate one or more series of Preferred Stock subject to the provisions of this Article.

CYBER DIGITAL, INC.

Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

The undersigned hereby appoints J.C. Chatpar and Jack Dorfman, or if only one is present, then that individual, with full power of substitution, to vote all shares of CYBER DIGITAL, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Company's shareholders to be held at the Holiday Inn, 3845 Veteran's Memorial Highway, Ronkonkoma, New York, on the 30th day of November, 2007, at 10:00 a.m. New York time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. AMENDMENT TO COMPANY'S CERTIFICATE OF INCORPORATION: To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $0.0066667 per share, to 450,000,000.

FOR____ : AGAINST____ : ABSTAIN____ :

2. AMENDMENT TO 1997 PLAN: To approve an amendment to the Company's 1997 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder to 100,000,000.

FOR____ : AGAINST____ : ABSTAIN____ :

3. ELECTION OF DIRECTORS: To elect the nominees for director below for a term of one year;

FOR all nominees listed below____ : WITHHOLD AUTHORITY____ :

(except as marked to the contrary below) to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Jawahar C. Chatpar
Jack P. Dorfman
Terry L. Jones

4. APPROVAL OF AUDITORS: To ratify the appointment of Blanchfield, Kober & Co., P.C. as the Company's independent registered public accounting firm for the Company's fiscal year ended March 31, 2007 and to ratify the appointment of Blanchfield, Kober & Co., P.C. for the fiscal year ending March 31, 2008.

FOR____ : AGAINST____ : ABSTAIN____ :

and in their discretion, upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be dated and signed on the other side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES LISTED IN PROPOSAL 3 AND "FOR" PROPOSALS 1, 2 AND 4.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.

Dated: _____________________________, 2007

________________________________________________

(Signature of Shareholder)

________________________________________________

(Signature of Shareholder)

Your signature should appear the same as your name appears herein. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.